EXHIBIT 10.2.3

SECOND AMENDMENT TO
PURCHASE AND SALE AGREEMENT

This Second Amendment to Purchase and Sale Agreement (this “Amendment”) is entered into and effective as of June ___, 2016, by and between FIATP TIMBER LLC, a Delaware limited liability company (“Seller”), and CATCHMARK TIMBER TRUST, INC., a Maryland corporation (“Purchaser”).

BACKGROUND:

A.Seller and Purchaser entered into that certain Purchase and Sale Agreement with an Effective Date of April 27, 2016, as amended by that certain First Amendment to Purchase and Sale Agreement dated as of April 27, 2016 (as amended, the “Contract”), covering those certain tracts or parcels of land of Seller in Aiken, Bamberg, Calhoun, Lexington, Orangeburg, Chester, Fairfield, Kershaw, Richland and Spartanburg Counties, South Carolina containing approximately ±30,060 acres (the “Property”), as more particularly described in the Contract; and

B.Seller and Purchaser have agreed to enter into this Amendment on the terms and conditions set forth herein.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties hereby agree to amend the Contract as follows:

1.Amendment to Timber Cutting Agreements. Exhibit E to the Agreement is hereby deleted in its entirety and replaced with Attachment “1” to this Amendment, which is attached hereto and incorporated herein.

2.Amendment to Section 33 Harvest Credit. The following sentence is added to the end of Section 33: “Purchaser shall receive a credit against the Purchase Price at Closing equal to Seller's net proceeds received from the following timber cutting agreements: (a) contract number 387-15-28 (the “Fire Tower” tract), and (b) contract number 387-15-6 (the “AZ Road” tract).”

3.Amendment to Supply Agreement Diligence Period. The Supply Agreement Diligence Period, as defined in Section 5(f)(ii) of the Agreement, is hereby amended to expire on June 8, 2016 at 5:00 p.m. (local Atlanta time).

4.Ratification. Except as otherwise amended hereby, all of the other terms and provisions of the Contract are and shall remain in full force and effect and are hereby ratified by the parties hereto. All capitalized but undefined terms used in this Amendment shall have the meanings ascribed in the Contract. In the event of conflict between the terms of this Amendment and the terms of the Contract, the terms of this Amendment shall control.

5.Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument. The delivery of counterpart signatures by facsimile transmission or e-mail of PDF format electronic copy shall have the same force and effect as the delivery of a signed hard copy.

[signatures on the following page]

IN WITNESS WHEREOF, this Amendment has been duly executed, sealed and delivered by the parties hereto the day and year first above written.

SELLER: FIATP TIMBER LLC, a Delaware limited liability company

By: /s/ Michael F. Hart
Name: Michael F. Hart
Title: Assistant Vice President

[signatures continue on following page]

PURCHASER: CATCHMARK TIMBER TRUST, INC., a Maryland corporation

By: /s/ John D. Capriotti
Name: John D. Capriotti
Title: Director of Acquisitions

[end of signatures]

ATTACHMENT “1”

Contract Num	County	Harvest Type	End Date	Sale Acres	Tracts
387-15-11	BAMBERG	Plantation row thinning, with selection between rows	2/23/2016	289.69	WICHMAN CONE WEST (13723890)
387-15-16	ORANGEBURG	Clear Cut	4/28/2016	145.13	WILLOW SWAMP (13723370)
387-15-25	ORANGEBURG	Plantation row thinning, with selection between rows	10/29/2016	108	BRANCHVILLE NORTH (13723340)
387-16-1	CALHOUN	Clear Cut	1/6/2017	47.9	CATALINA (13723120)
387-16-13	LEXINGTON	Clear Cut	4/4/2017	79	Steedman
387-16-4	CALHOUN	Clear Cut	1/25/2017	200	OTT SISTERS (13723160)
387-16-5	BAMBERG	Clear Cut	1/26/2017	67.6	JOLLY EAST (13723850)
384-14-12	FAIRFIELD	Plantation row thinning, with selection between rows	9/23/2016	174	FEASTER (13720090)
384-15-10	FAIRFIELD	Plantation row thinning, with selection between rows	8/20/2016	154	TRAYLOR (13720080)
384-15-12	FAIRFIELD	Clear Cut	9/25/2016	128	FEASTER (13720090)
384-15-13	FAIRFIELD	Plantation row thinning, with selection between rows	10/2/2016	69	THOMPSON (13720170)
384-15-16	RICHLAND	Plantation row thinning, with selection between rows	11/30/2016	48.9	EDMUNDS (13720250), SUMMERS (13720460)
384-15-17	KERSHAW	Clear Cut	12/4/2016	155	EDMUNDS (13720250)
387-16-19	CALHOUN	Clear Cut	5/30/2017	135.2	HORSES NECK (13723130)